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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                             September 3, 1998
               ------------------------------------------------
               Date of Report (date of earliest event reported)



                         DATALINK SYSTEMS CORPORATION
             ----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter



         Nevada                    0-21069              35-3574355
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation               Number                  Number



         1735 Technology Drive, Suite 790, San Jose, CA  95110
        ----------------------------------------------------------
        Address of Principal Executive Offices, Including Zip Code



                               (408) 367-1700
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code



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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 3, 1998, Datalink Systems Corporation (the "Company") engaged BDO Seidman LLP as its independent accountants to audit the Company's financial statements. On July 17, 1998, the Company received notification from Pricewaterhouse Coopers LLP ("PwC"), who had served as the Company's independent accountants, that its client-audit relationship with the Company had ceased. Information concerning the notification from PwC has previously been reported in a Report on Form 8-K dated July 17, 1998.

     Neither the Company nor any person acting on its behalf consulted with BDO Seidman LLP with regard to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements. In addition, neither the Company nor any person acting on its behalf consulted with BDO Seidman LLP with regard to any disagreement or event identified in the Company's prior Report on Form 8-K dated July 17, 1998.

     The Company has requested that BDO Seidman LLP review the disclosures contained herein and, if it desires to do so, provide the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expressions of its views, or the respects in which it does not agree with the statements made herein. However, BDO Seidman LLP has not provided the Company with such a letter.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DATALINK SYSTEMS CORPORATION

Dated:  September 3, 1998           By:/s/ Anthony N. LaPine
                                       Anthony N. LaPine, President